EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

In connection with the Annual Report of Isle of Capri Casinos, Inc. (the “Company”) on Form 10-K for the period ended April 25, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Rexford A. Yeisley, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

(1)   The Annual Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

                                                    /s/ Rexford A. Yeisley
                                                    Rexford A. Yeisley
                                                    Chief Financial Officer

June 29, 2004

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Isle of Capri Casinos, Inc. and will be retained by Isle of Capri Casinos, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.